   EXHIBIT 99.1
BLONDER TONGUE LABORATORIES, INC.
One Jake Brown Road
Old Bridge New Jersey 08857

March 24, 2015

Via Hand Delivery
Mr. James A. Luksch
12 Vanderbilt Court
Old Bridge, NJ  08857

Dear Jim:

As a result of your resignation from Blonder Tongue, which was communicated by your letter dated March 24, 2015, and with an effective date of March 26, 2015, Blonder Tongue Laboratories, Inc. (the “Company”) is providing you with this Letter Agreement (“Agreement”) to address various items regarding your separation as an employee of the Company.

1. Last Date of Employment.  As a result of your resignation, your employment and affiliation with the Company in all capacities (including, without limitation, as CEO, Chairman of the Board, and as a Director) will end on March 26, 2015 (“Last Day”).  The Company will pay you your base salary for your employment through your Last Day (in the gross amount of $14,504.13, in accordance with the Company’s regular payroll practices, along with twenty (20) unused vacation days (in the gross amount of $32,231.14, less any amounts that you may owe the Company.

2. Health Benefits.  Your current health benefits will remain in effect through April 30, 2015.  Thereafter, you are entitled to continue your group health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), at your own expense, to the extent permitted by COBRA.  Your COBRA benefits, should you choose to elect them, begin on May 1, 2015.  The Company will provide you with additional information regarding your COBRA rights by separate letter.

3. Life and Disability Benefits.  Your life and disability insurance benefits, if any, remain in effect only through your Last Day.  All other employee benefits not specifically continued by this Agreement also will terminate as of your Last Day.

4. 401k.  Your participation as an employee in the Blonder Tongue Laboratories, Inc. 401k Retirement Plan (the “Plan”) will end as of your Last Day.  You will receive information regarding your options with respect to your amounts in the Plan by separate communication.

5. Options.  You have an aggregate of 295,000 options to purchase shares of Company common stock pursuant to the Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan which options are presently exercisable within 90 days of your Last Day, after which time such options will expire.  Based on the Company’s current stock price of approximately $1.66, 165,000 of such options are “in the money”.  This amount could change if the Company’s stock price changes.  A schedule reflecting these options is attached as Attachment “A.”  Please contact the Company’s Compliance Officer, Eric Skolnik, who will assist you in connection with any option that you desire to exercise.

6. Deferred Compensation.  You have accrued the gross amount of $166,667 in accordance with the terms of the Deferred Compensation Plan for James A. Luksch, as Amended and Restated on February 4, 2011.

7. Voting Agreement; Proxy.  With respect to (i) the shares of the Company’s Common Stock beneficially owned by you as of the date of this Agreement and (ii) any options, restricted stock, restricted stock units or other Company securities or rights to acquire Company securities beneficially owned by you as of the date of this Agreement (collectively, the “Shares”), you represent, warrant and agree as follows:

(a) You are the beneficial owner (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);  provided, however, that for the purposes of this paragraph 7, such term shall include any Shares that may be acquired more than 60 days from the date hereof) of all of the Shares. You have sole voting power and the sole power of disposition with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights (subject to applicable federal securities laws and the terms of this Agreement). Such Shares constitute all of the Shares beneficially owned by you. The Shares are held by you, or by a nominee or custodian for the benefit of you, free and clear of all mortgages, claims, charges, liens, security interests, pledges, options, proxies, voting trusts or agreements (“Encumbrances”), except for any such Encumbrances arising hereunder and Encumbrances applicable to all securityholders alike.

(b) The execution, delivery and performance of this Agreement by you will not violate any voting agreement or voting trust to which you are a party or is subject.

(c) To the extent the Shares constitute community property, the terms of this paragraph 7 have been duly authorized and approved by, and constitute a valid and binding agreement of, your spouse, and is enforceable against such person in accordance with the terms hereof.

(d) You understand and acknowledge that the Company is entering into this Agreement in reliance, in part, upon your representations, warranties and agreements contained in this paragraph 7.

(e) You hereby irrevocably and unconditionally agree that, during the Voting Period (as defined below), you shall (i) appear (in person or by proxy) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of the Company’s Common Stock, properly called, or otherwise cause the Shares then beneficially owned by you to be counted as present thereat for purposes of establishing a quorum, and (ii) vote or provide a written consent with respect to all Shares (or will cause all Shares to be voted, or cause a written consent to be provided with respect to all Shares) (i) “For” any director nominee recommended by the Company’s Board of Directors for election, (ii) “For” the adoption and/or approval of any matter submitted for adoption and/or approval by holders of the Company’s Common Stock that has been recommended for adoption and/or approval by the Company’s Board of Directors, (iii) “Withhold” or “Against” any director nominee not recommended by the Company’s Board of Directors for election and (iv) “Against” the adoption and/or approval of any matter submitted for adoption and/or approval by holders of the Company’s Common Stock that has not been recommended for adoption and/or approval by the Company’s Board of Directors. The term “Voting Period” shall mean the period from the date of this Agreement to the earlier to occur of (i) the sale or transfer to one or more parties who are not affiliates of you of all of the Shares, (ii) June 30, 2018 or (iii) the written mutual agreement of the Company and you to terminate the application of this paragraph 7.

(f) For purposes of your agreements and obligations under this paragraph 7, the term “Shares” shall include all of the shares of capital stock of the Company that hereafter may be beneficially owned by you (through purchase of additional shares or otherwise), and any and all other shares of capital stock or securities of the Company issued or issuable in respect thereof on or after the date of this Agreement. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall obligate you to exercise any option, warrant or other right to acquire Shares.

(g) Concurrently with the execution and delivery of this Agreement, you agree to execute and deliver to the Company a proxy in the form attached hereto as Attachment “B” (the “Proxy”) with respect to the Shares. Such Proxy shall be irrevocable to the fullest extent permitted by applicable law and shall terminate as set forth in such Proxy.

(h) The Company and you agree that nothing contained in this paragraph 7 shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this paragraph 7 , all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to you.

(i) You will cooperate with the Company in connection with the filing of any Schedule 13D or amendment thereto that the Company reasonably determines is required under the Exchange Act in connection with the agreements contained in this paragraph 7.

(j) Notwithstanding any contrary provision in this Agreement, the representations, warranties and agreements of you in this paragraph 7 shall survive and continue for the Voting Period.

(k) If you vote, consent or take similar action that is inconsistent with the provision of this paragraph 7 or attempt to do so (whether in person or by later dated proxy), you agree that the action taken by the attorneys and proxies named in the Proxy shall supersede any such action taken or attempted to be taken by you in person or by such later dated proxy.

(l) The parties acknowledge and agree that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of you in this paragraph 7 or in the Proxy. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company upon any such violation of this Agreement or the Proxy, the Company shall have the right to enforce such covenants and agreements and the Proxy by specific performance, injunctive relief or by any other means available to the Company at law or in equity and you hereby waive any and all defenses that could exist in your favor in connection with such enforcement and waive any requirement for the security or posting of any bond in connection with such enforcement.

8. Business-Related Expenses: The Company does not owe you any amounts for business-related expenses.

9. Return Company Documents and Property: You are required to immediately return (a) all Company-owned property in your possession, custody or control (including, but not limited to, keys, credit cards, cell phones, smart phones, computer equipment and computer software) and (b) all documents or materials (whether in paper or electronic form) in your possession, custody or control that relate to the Company, its products or its customers.  Notwithstanding the above, the Company will allow you to keep your Company-provided Smart Phone, so long as all Company information is permanently deleted from such device.  By signing this Agreement, you represent that all such information on such device has been permanently deleted and all other materials referenced in this paragraph has been returned.

10. Company-Provided Automobile.  During your employment with the Company, the Company provided you with an automobile which was leased by the Company.  You agree to return the automobile to the Company on or before April 30, 2015.  Arrangements for the return of the vehicle should be made with Eric Skolnik.

11. Company Confidentiality Information.    You acknowledge that during your employment with the Company, you acquired and developed knowledge of and information concerning the confidential and proprietary information of the Company and other Company Releasees. You agree not to disclose any such information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever unless authorized in writing to do so by the Company, or to use any such information for your own purpose or for the benefit of any person, firm, corporation, association or other entity other than the Company or other Company Releasees.  By entering into this Agreement, you reaffirm and ratify any post-employment obligations that you may have under a separate agreement with the Company (including any confidentiality agreements).

12. Customers:  You agree that all customers for whom you or others at the Company sold goods or performed services while at the Company shall be considered customers of the Company, and shall not be considered customers of yours.  All prospective clients with whom you had business dealings during your employment with the Company shall be considered prospective customers of the Company, and shall not be considered prospective customers of yours.

13. No Representations/No Re-Employment:  You agree and understand that as of the Last Day, you have no authority to make any representation or commitment on behalf of the Company.  You acknowledge and agree that as of the Last Day your employment relationship with the Company is permanently and irrevocably severed, and the Company has no obligation to re-employ you in any capacity in the future.

14. Non-Defamation:  You agree that you will not make any defamatory comments about the Company or any of the Company Releasees and you will not disrupt the Company’s business in any manner.  Nothing in this paragraph shall prohibit either you or the Company from providing any information as may be required by law.

15. Effective Date:  This Agreement shall be effective upon your execution and delivery to the Company of both this Agreement and Attachment “B.”

16. Miscellaneous:

(a) Assignment:  The Company may assign this Agreement and such assignment will take effect for the benefit of any successors or assigns of the Company created by merger, consolidation, division, reorganization, sale of assets or other corporate combination or similar transaction.  You hereby consent and agree to such assignment and enforcement of such rights and obligations by the Company’s successors or assigns.  This Agreement also binds your successors and permitted assigns, including your heirs, executors and administrators.

(b) No Admission:  This Agreement is not, and shall not be construed to be, an admission of liability, culpability or any other legal conclusion.

(c) Governing Law:  This Agreement shall be interpreted, enforced and governed under the substantive laws of the State of New Jersey, without regard to its conflict of law principles.

(d) Unemployment Compensation:  The Company agrees not to contest a claim for unemployment compensation if you wish to apply for it, but only during periods of unemployment.

(e) Entire Agreement:  This Agreement constitutes the entire understanding between the parties regarding your separation from employment with the Company and supersedes any prior written or oral agreements regarding such separation from employment.  You acknowledge that there are no representations by the Company, oral or written, which are not set forth in this Agreement upon which you relied in signing this Agreement.  This Agreement cannot be modified or amended except by written agreement signed by both you and the President of the Company.

(f) Construction:  If any provision of this Agreement is declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions of the Agreement shall not be affected thereby and the illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement.

(g) Headings:  The headings contained in this Agreement are inserted for convenience of reference only, and shall not be deemed to be a part of this Agreement for any purposes, and shall not in any way define or affect the meaning, construction or scope of any of the provisions of this Agreement.

(h) Acknowledgment:  You acknowledge and certify (i) that you have carefully read and fully understand all of the provisions of this Agreement; and (ii) that you are entering into this Agreement knowingly, voluntarily and of your own free will, and intending to be legally bound.

(i) Counterparts:  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Faxed and electronic copies are authorized.

If you choose to accept the terms of this Agreement, please return it to us signed by you, by March 26, 2015.  If you do not return it to us signed, by that date, we shall assume that you have elected not to accept this Agreement.

We wish you all the best in your future endeavors.

BLONDER TONGUE LABORATORIES, INC.

  By:  /s/ Anthony Bruno
                Anthony Bruno, Chairman of the Audit
Committee of the Board of Directors

Accepted and Agreed to on this 24th day of March, 2015, and intending to be legally bound.
By: /s/ James A. Luksch
James A. Luksch

Attachment “A”

Grant	Exp
Date	Date	Number	Price	O/S	Exercisable
3/28/2006	3/28/2016	45,000	$ 1.905	45,000	45,000
4/3/2007	4/3/2017	35,000	$ 1.980	35,000	35,000
11/17/2008	11/17/2018	15,000	$ 0.755	15,000	15,000
3/23/2011	3/23/2021	50,000	$ 1.925	50,000	50,000
5/17/2012	5/17/2022	50,000	$ 1.050	50,000	50,000
5/17/2013	5/17/2023	50,000	$ 1.000	50,000	50,000
5/23/2014	5/23/2024	50,000	$ 0.940	50,000	50,000

Attachment “B”

IRREVOCABLE PROXY

The undersigned Stockholder (the “Stockholder”) of Blonder Tongue Laboratories, Inc., a Delaware corporation (the “Company”), to the fullest extent permitted by law, appoints each of Robert J. Palle, Jr. and Eric Skolnik of the Company, or any other designee of the Company (as so designated by the Audit Committee of the Board of Directors of the Company), as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights, to the full extent that the Stockholder is entitled to do so, with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the Stockholder, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”), in accordance with the terms of this Irrevocable Proxy (the “Proxy”). The Shares beneficially owned by the Stockholder as of the date of this Proxy are listed on the signature page of this Proxy. Upon the Stockholder’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and terminated, and the Stockholder agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

Until the Expiration Date, this Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Agreement and General Release of even date herewith (the “Agreement”) by and between the Company and the Stockholder.  The term “Expiration Date”, as used in this Proxy, shall mean the earlier to occur of (i) the sale or transfer to one or more parties who are not affiliates of the Stockholder of all of the Shares, (ii) June 30, 2018 or (iii) the written mutual agreement of the Company and the Stockholder to terminate the Proxy.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the Stockholder, at any time prior to the Expiration Date, to act as the Stockholder’s attorney and proxy to vote all of the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to all of the Shares (including, without limitation, the power to execute and deliver written consents) at every annual or special meeting of stockholders of the Company (and at every adjournment or postponement thereof), and in every written consent in lieu of such meeting.  If the Stockholder votes, consents or take similar action that is inconsistent with the provision of paragraph 7 of the Agreement or attempt to do so (whether in person or by later dated proxy), you agree that the action taken by the attorneys and proxies named above pursuant to this Proxy shall supersede any such action taken or attempted to be taken by the Stockholder in person or by such later dated proxy.

All authority herein conferred shall survive the death or incapacity of Stockholder and any obligation of Stockholder hereunder shall be binding upon the heirs, personal representatives, and assigns of the Stockholder; provided, however, that such authority and obligations shall not continue to be binding with respect to any Shares sold to an unaffiliated third-party purchaser for value.

This Proxy may not be amended or otherwise modified without the prior written agreement of the Company.  This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

IN WITNESS WHEREOF, the Stockholder has caused this Irrevocable Proxy to be duly executed as of the day and year indicated below.

Date:           March __, 2015

________________________________	________________________________
Name (Print)	Spouse Name (Print) (if applicable)

________________________________	________________________________
Signature	Signature

Number of Shares Beneficially Owned (as of the date hereof):

Common Stock	444,197

Options to Purchase Common Stock	295,000

Other (specify)	_______